UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

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☐	Definitive Proxy Statement
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Paylocity Holding Corporation

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Your Vote Counts! PAYLOCITY HOLDING CORPORATION 2021 Annual Meeting of Stockholders Vote by November 30, 2021 11:59 PM ET
PAYLOCITY HOLDING CORPORATION 1400 AMERICAN LANE SCHAUMBURG, IL 60173

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You invested in PAYLOCITY HOLDING CORPORATION and it’s time to vote!
You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on December 1, 2021. This year’s Annual Meeting will be conducted completely virtually via a live webcast. You will be able to attend the Annual Meeting of Stockholders by visiting www.virtualshareholdermeeting.com/PCTY2021. Only stockholders of record at the close of business on October 4, 2021 will be entitled to notice of and to vote at the Annual Meeting.

Get informed before you vote
View the Notice and Proxy Statement and 10-K Wrap online OR you can receive a free paper or email copy of the material(s) by requesting prior to November 17, 2021. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit www.ProxyVote.com
Control #

Smartphone users Point your camera here and vote without entering a control number	Vote Virtually at the Meeting* December 1, 2021 8:30 AM, CST
Virtually at: www.virtualshareholdermeeting.com/PCTY2021

*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the
upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items			Board Recommends
1.	Election of Directors
Nominees:
	01)	Virginia G. Breen	For
	02)	Robin L. Pederson
	03)	Ronald V. Waters
2.	Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2022.		For
3.	Advisory vote to approve compensation of named executive officers.		For
4.	Approval of an amendment to our First Amended and Restated Certificate of Incorporation to declassify our board of directors.		For
NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.

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